                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 5, 1997


                            ACT MANUFACTURING, INC.
             (Exact name of Registrant as specified in its charter)




       Massachusetts                  0-25560             04-2777507
----------------------------          -------         -------------------
(State or other jurisdiction     (Commission File     (IRS Employer
     of Incorporation)                Number)         Identification No.)



     108 Forest Avenue
   Hudson, Massachusetts                                     01749
---------------------------                           -------------------
  (Address of principal                                    (Zip Code)
    executive offices)


     Registrant's telephone number, including area code:  (508) 562-1200
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                                      -2-


Item 5.  Other Events.
         ------------

   On June 5, 1997, ACT Manufacturing, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit No.                        Exhibit
         -------------  -----------------------------------------------
         99.1           Press Release of the Company dated June 5, 1997

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                                      -3-


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ACT MANUFACTURING, INC.

June 17, 1997
                        By:/s/ Douglass C. Greenlaw
                           ----------------------------------
                           Douglass C. Greenlaw
                           Vice President of Finance and
                           Administration and Chief Financial
                           Officer
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                        EXHIBIT INDEX


Exhibit No.             Description              Page
-----------             -----------              ----

99.1                Press Release of the Company   5
                    dated June 5, 1997